CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350 ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Axim Biotechnologies, Inc., a Nevada corporation, (the “Registrant”) on Form 10-K (A-1) for the year ended December 31, 2018 (the “Report”), I, John W. Huemoeller II, Chief Executive Officer of the Registrant, do hereby certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the report fairly presents, in all material respects, the financial condition and results of operations of the Company.

October 29, 2019

/s/ Robert Malasek

Robert Malasek

Chief Financial Officer

Principal Financial Officer